UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 27, 2004


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of August 1, 2004 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-13)

                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-115858-15              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-13 pursuant to the terms of the Trust Agreement, dated as of August 1, 2004 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

 On September 27, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 27, 2004 is filed as
               Exhibit 99.1 hereto.

Structured  Adjustable  Rate  Mortgage  Loan Trust
Mortgage Pass-Through  Certificates Series 2004-13
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JPMORGAN CHASE BANK, not in its
                              individual capacity but solely as Trustee under the Agreement referred to herein

Date: September 28, 2004        By:    /s/  Diane E. Wallace
                                   --------------------------------------------
                             Name:   Diane E. Wallace
                            Title:   Assistant Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         September 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on September 27, 2004


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2004-13

                        Statement To Certificateholders
                                 September 27, 2004
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

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1           45,000,000.00     45,000,000.00     1,056,091.39           139,931.50          1,196,022.89         43,943,908.61
A2          300,000,000.00    300,000,000.00     7,040,609.25           533,500.00          7,574,109.25        292,959,390.75
A3            6,359,000.00      6,359,000.00       149,237.45            11,308.42            160,545.87          6,209,762.55
A4           79,464,000.00     79,464,000.00     1,864,916.58           141,313.48          2,006,230.06         77,599,083.42
B1            8,712,000.00      8,712,000.00           860.14            17,489.34             18,349.48          8,711,139.86
B2            6,649,000.00      6,649,000.00           656.46            16,090.58             16,747.04          6,648,343.54
B3            4,814,000.00      4,814,000.00           475.29            15,938.40             16,413.69          4,813,524.71
B4            2,751,000.00      2,751,000.00           271.61             8,554.48              8,826.09          2,750,728.39
B5            1,375,000.00      1,375,000.00           135.75             4,275.68              4,411.43          1,374,864.25
B6            3,442,834.00      3,442,834.00           339.91            10,705.80             11,045.71          3,442,494.09
R                   100.00            100.00           100.00                79.49                179.49                  0.00
P                     0.00              0.00             0.00            78,305.65             78,305.65                  0.00
TOTALS      458,566,934.00    458,566,934.00    10,113,693.83           977,492.82         11,091,186.65        448,453,240.17
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Notional                                                      Realized      Deferred    Notional
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
AX1          92,965,464.00     92,965,464.00             0.00           286,668.30            286,668.30         88,278,749.00
AX2         215,411,500.00    215,411,500.00             0.00                99.45                 99.45        210,356,072.67
AIO          73,544,747.00     73,544,747.00             0.00           226,782.58            226,782.58         71,742,780.53
BX           20,175,000.00     20,175,000.00             0.00            13,217.63             13,217.63         20,173,008.12
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1     863579AA6       1,000.00000000     23.46869756     3.10958889      26.57828644    976.53130244      A1        3.731507 %
A2     863579BM9       1,000.00000000     23.46869750     1.77833333      25.24703083    976.53130250      A2        1.940000 %
A3     863579BZ0       1,000.00000000     23.46869791     1.77833307      25.24703098    976.53130209      A3        1.940000 %
A4     863579CA4       1,000.00000000     23.46869752     1.77833333      25.24703086    976.53130248      A4        1.940000 %
B1     863579AD0       1,000.00000000      0.09873049     2.00750000       2.10623049    999.90126951      B1        2.190000 %
B2     863579AE8       1,000.00000000      0.09873064     2.42000000       2.51873064    999.90126936      B2        2.640000 %
B3     863579AF5       1,000.00000000      0.09873079     3.31084337       3.40957416    999.90126921      B3        3.392279 %
B4     863579AH1       1,000.00000000      0.09873137     3.10958924       3.20832061    999.90126863      B4        3.731507 %
B5     863579AJ7       1,000.00000000      0.09872727     3.10958545       3.20831273    999.90127273      B5        3.731507 %
B6     863579AK4       1,000.00000000      0.09872971     3.10958937       3.20831908    999.90127029      B6        3.731507 %
R      863579AG3       1,000.00000000  1,000.00000000   794.90000000   1,794.90000000      0.00000000      R         3.731507 %
TOTALS                 1,000.00000000     22.05500022     2.13162517      24.18662539    977.94499978
-----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                         Beginning                                                       Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
AX1    863579AB4       1,000.00000000      0.00000000     3.08359995       3.08359995    949.58649375      AX1       3.700320 %
AX2    863579AC2       1,000.00000000      0.00000000     0.00046167       0.00046167    976.53130251      AX2       0.000554 %
AIO    863579BY3       1,000.00000000      0.00000000     3.08359997       3.08359997    975.49836605      AIO       3.700320 %
BX     863579BN7       1,000.00000000      0.00000000     0.65514895       0.65514895    999.90126989      BX        0.786179 %
----------------------------------------------------------------------------------------------------    --------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                -------------------------------------------------
                                  Ashia Miller
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NY Plaza 6th Fl.,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com

                -------------------------------------------------

                             COLLATERAL GROUP DETAIL

Weighted Average Coupon Rate                                                                              4.012806 %
Beginning Weighted Average Net Rate (Pass Through Rate)                                                   3.731507 %
Ending Weighted Average Net Rate (Pass Through Rate)                                                      3.721793 %
Beginning Loan Count                                                                                           1,402
Ending Loan Count                                                                                              1,383
Beginning Scheduled Balance                                                                           458,566,934.11
Ending Scheduled Balance                                                                              448,453,240.30
Scheduled Principal                                                                                        45,274.35
Unscheduled Principal                                                                                  10,068,419.46
Net Liquidation Proceeds                                                                                        0.00
Insurance Proceeds                                                                                              0.00
Advances                                                                                                        0.00
Scheduled Interest                                                                                      1,533,449.93
Servicing Fee                                                                                             104,041.04
Master Servicing Fee                                                                                            0.00
Trustee Fee                                                                                                 2,866.04
Net Interest                                                                                            1,425,955.14
Realized Loss Amount                                                                                            0.00
Cumulative Realized Loss                                                                                        0.00
Cumulative Loss as a Percentage of Original Collateral                                                    0.000000 %
Bankruptcy Loss                                                                                                 0.00
Fraud Loss                                                                                                      0.00
Special Hazard Loss                                                                                             0.00
Prepayment Penalties                                                                                       78,305.65
Relief Act Interest Shortfall                                                                                   0.00
Prepayment Interest Shortfall                                                                                   0.00

Sec. 4.03(ix)                                Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                              Group Totals
                                                                                        Principal
                                             Category              Number                Balance               Percentage
                                             1 Month                         0                     0.00                  0.00 %
                                             2 Month                         0                     0.00                  0.00 %
                                             3 Month                         1               470,400.00                  0.10 %
                                              Total                          1               470,400.00                  0.10 %

                                             Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %

Sec. 4.03(x)                                 Number and Aggregate Principal Amounts of REO Loans
                                             Group Totals
                                                                   Principal
                                              Number               Balance                Percentage
                                                        0                    0.00                  0.00 %
Fraud Loss Limit                                                                                             4,585,669.34
Bankruptcy Loss Limit                                                                                          100,000.00
Special Hazard Loss Limit                                                                                    2,843,115.00

Sec. 4.03(xii)                Aggregate Outstanding Interest Shortfalls

Class A1 Shortfall                                                                                       0.00
Class A2 Shortfall                                                                                       0.00
Class A3 Shortfall                                                                                       0.00
Class A4 Shortfall                                                                                       0.00
Class AX1 Shortfall                                                                                      0.00
Class AX2 Shortfall                                                                                      0.00
Class AIO Shortfall                                                                                      0.00
Class B1 Shortfall                                                                                       0.00
Class B2 Shortfall                                                                                       0.00
Class B3 Shortfall                                                                                       0.00
Class BX Shortfall                                                                                       0.00
Class B4 Shortfall                                                                                       0.00
Class B5 Shortfall                                                                                       0.00
Class B6 Shortfall                                                                                       0.00
Class R Shortfall                                                                                        0.00

                  Relief Act and Prepayment Interest Shortfalls

Class A1 Relief Act and Prepayment Interest Shortfall                                                     0.00
Class A2 Relief Act and Prepayment Interest Shortfall                                                     0.00
Class A3 Relief Act and Prepayment Interest Shortfall                                                     0.00
Class A4 Relief Act and Prepayment Interest Shortfall                                                     0.00
Class AX1 Relief Act and Prepayment Interest Shortfall                                                    0.00
Class AX2 Relief Act and Prepayment Interest Shortfall                                                    0.00
Class AIO Relief Act and Prepayment Interest Shortfall                                                    0.00
Class B1 Relief Act and Prepayment Interest Shortfall                                                     0.00
Class B2 Relief Act and Prepayment Interest Shortfall                                                     0.00
Class B3 Relief Act and Prepayment Interest Shortfall                                                     0.00
Class BX Relief Act and Prepayment Interest Shortfall                                                     0.00
Class B4 Relief Act and Prepayment Interest Shortfall                                                     0.00
Class B5 Relief Act and Prepayment Interest Shortfall                                                     0.00
Class B6 Relief Act and Prepayment Interest Shortfall                                                     0.00
Class R Relief Act and Prepayment Interest Shortfall                                                      0.00
Total Relief Act and PPIS                                                                                 0.00


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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